ADDITIONAL SECURED CREDITOR CONSENT

U.S. BANK NATIONAL ASSOCIATION
100 Wall Street, Suite 1600
New York, NY 10005
Attention: Corporate Trust Services
Facsimile: 212-809-5459

April 30, 2010

Attn: Jeff Thompson

Berry Plastics Corporation

101 Oakley Street

Evansville, IN  47710

The undersigned is the trustee (the “Authorized Representative”) for persons wishing to become “Secured Parties” (the “New Secured Parties”) under the Collateral Agreement dated as of September 20, 2006 (as heretofore amended and/or supplemented, the “Collateral Agreement” (terms used without definition herein have the meanings assigned to such term by the Collateral Agreement)) among  BERRY PLASTICS CORPORATION (as successor to Berry Plastics Holdings Corporation, the “Issuer”), each subsidiary of the Issuer identified therein as a party (each, a “Subsidiary Party”) and U.S. BANK NATIONAL ASSOCIATION, as successor to Wells Fargo Bank, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

In consideration of the foregoing, the undersigned hereby:

(i)           represents that the Authorized Representative has been authorized by the New Secured Parties to become a party to the Collateral Agreement on behalf of the New Secured Parties under that certain Indenture dated as of April 30, 2010 among the Issuer, its subsidiaries named therein and the Authorized Representative, as trustee (as amended, restated, supplemented or otherwise modified from time to time, the “New Secured Obligation”) and to act as the Authorized Representative for the New Secured Parties;

(ii)           acknowledges that the New Secured Parties have received a copy of the Collateral Agreement;

(iii)           appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Collateral Agreement as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv)           accepts and acknowledges the terms of the Collateral Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms hereof applicable to holders of Other Second-Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Collateral Agreement.

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The Collateral Agent, by acknowledging and agreeing to this Additional Secured Creditor Consent, accepts the appointment set forth in clause (iii) above.

The name and address of the Authorized Representative for purposes of Section 6.01 of the Collateral Agreement are as follows:

U.S. Bank National Association
100 Wall Street, Suite 1600
New York, NY 10005
Attention: Corporate Trust Services
Facsimile: 212-809-5459

THIS ADDITIONAL SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Consent to be duly executed by its authorized officer as of the 30th day of April, 2010.

U.S. BANK NATIONAL ASSOCIATION,
as Authorized Representative

By:    _________________________________
Name:
Title:

Acknowledged and Agreed:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent
By:    _________________________________
            Name:
           Title:

BERRY PLASTICS CORPORATION
By:  _________________________________
            Name:
           Title:

[Signature Page to Additional Secured Creditor Consent]

BERRY PLASTICS TECHNICAL SERVICES, INC.
BERRY STERLING CORPORATION
CARDINAL PACKAGING, INC.
CPI HOLDING CORPORATION
KNIGHT PLASTICS, INC.
PACKERWARE CORPORATION
PESCOR, INC.
VENTURE PACKAGING, INC.
VENTURE PACKAGING MIDWEST, INC.
BERRY PLASTICS ACQUISITION CORPORATION III
BERRY PLASTICS ACQUISITION CORPORATION V
BERRY PLASTICS OPCO, INC.
BERRY PLASTICS ACQUISITION CORPORATION VIII
BERRY PLASTICS ACQUISITION CORPORATION IX
BERRY PLASTICS ACQUISITION CORPORATION X
BERRY PLASTICS ACQUISITION CORPORATION XI
BERRY PLASTICS ACQUISITION CORPORATION XII
BERRY PLASTICS ACQUISITION CORPORATION XIII
ROLLPAK ACQUISITION CORPORATION
ROLLPAK CORPORATION
CAPTIVE HOLDINGS, INC.
CAPTIVE PLASTICS, INC.
CAPLAS NEPTUNE, LLC
CAPLAS LLC,
each as a Guarantor

By:     _________________________________
                       Name:
                       Title:

[Signature Page to Additional Secured Creditor Consent]

COVALENCE SPECIALTY ADHESIVES LLC, as a Guarantor

By: BERRY PLASTICS CORPORATION,
  its sole member

By:  _________________________________
        Name:
        Title:

COVALENCE SPECIALTY COATINGS LLC, as a Guarantor

By: BERRY PLASTICS CORPORATION,
its sole member

By: _________________________________
       Name:
       Title:

AEROCON, LLC, as a Guarantor

By: BERRY PLASTICS CORPORATION,
its sole member and manager

By: _________________________________
      Name:
      Title:

BERRY IOWA, LLC, as a Guarantor

By: BERRY PLASTICS CORPORATION,
its sole member and manager

By: _________________________________
       Name:
       Title:

BERRY PLASTICS DESIGN, LLC, as a Guarantor
By: BERRY PLASTICS CORPORATION,
its sole member and manager

By: _________________________________
       Name:
       Title:

[Signature Page to Additional Secured Creditor Consent]

POLY-SEAL, LLC, as a Guarantor

By: BERRY PLASTICS CORPORATION,
  its sole member and manager

By: _________________________________
       Name:
       Title:

KERR GROUP, LLC, as a Guarantor

By: BERRY PLASTICS CORPORATION,
  its sole member and manager

By: _________________________________
       Name:
       Title:

SAFFRON ACQUISITION, LLC, as a Guarantor

By: KERR GROUP, LLC,
  its sole member and manager
    By: BERRY PLASTICS CORPORATION,
      its sole member and manager

By: _________________________________
       Name:
       Title:

SUN COAST INDUSTRIES, LLC, as a Guarantor

By: SAFFRON ACQUISITION, LLC,
  its sole member and manager
  By: KERR GROUP, LLC,
    its sole member and manager
    By: BERRY PLASTICS CORPORATION,
      its sole member and manager

By: _________________________________
       Name:
       Title:

[Signature Page to Additional Secured Creditor Consent]

SETCO, LLC, as a Guarantor
By: KERR GROUP, LLC,
  its sole member
    By: BERRY PLASTICS CORPORATION,
      its sole member and manager

By: ________________________________
       Name:
       Title:

GRAFCO INDUSTRIES LIMITED PARTNERSHIP,
as a Guarantor

By: Caplas Neptune, LLC
  its General Partner

By: ________________________________
       Name:
       Title:

BERRY PLASTICS ACQUISITION CORPORATION XV,
LLC, as a Guarantor

By: BERRY PLASTICS CORPORATION, , as a Guarantor
  its sole member

By: _________________________________
       Name:
       Title:

PLIANT CORPORATION, as a Guarantor

By: _________________________________
      Name:
      Title:

PLIANT CORPORATION INTERNATIONAL,
as a Guarantor

By: _________________________________
      Name:
      Title:

[Signature Page to Additional Secured Creditor Consent]

PLIANT FILM PRODUCTS OF MEXICO, INC.,

 as a Guarantor
By: _________________________________
      Name:
      Title:

PLIANT PACKAGING OF CANADA, LLC,
as a Guarantor

By: _________________________________
      Name:
      Title:

UNIPLAST HOLDINGS INC., as a Guarantor

By: _________________________________
      Name:
      Title:

UNIPLAST U.S., INC., as a Guarantor

By: _________________________________
      Name:
      Title:

SUPERFOS PACKAGING, INCORPORATED,
as a Guarantor

By: _________________________________
      Name:
      Title:

[Signature Page to Additional Secured Creditor Consent]